Exhibit 23.1

Independent Auditors’ Consent

To the Board of Directors

Caremark Rx, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the registration statement (Form S-8).

KPMG LLP

Nashville, Tennessee

March 29, 2004